OUVO, INC.
325-3495 Cambie Street, Vancouver, British Columbia V5Z 4R3

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 23, 2007

Notice Is Hereby Given that a Special Meeting of Stockholders of OUVO, INC, a DELAWARE corporation (the "Company"), will be held on Monday, APRIL 23, 2007, at 2:00 P.m., local time, at Suite 618, 688 West hastings street, Vancouver, BC V6b 1p1, for the following purposes:

1.	a three (3) for one forward split of the issued and outstanding shares of common stock;
2.	an amendment of the Articles of Incorporation to:
	a.	change the name of Ouvo from "Ouvo, Inc." to "Trustcash Holdings, Inc." or other name designated by the Board of Directors in their sole discretion;
	b.	amend the authorized share capital of Ouvo to:
		i.	350,000,000 shares of common stock with a par value of $0.001 per share; and
		ii.	50,000,000 shares of preferred stock with a par value of $0.001 per share.
	c.	expressly opt-out of, and elect not to be governed by the "Business Combinations with Interested Stockholders" provisions contained in Section 203 of the Delaware General Corporation Law, as permitted under Section 203(b);
3.	adopt new bylaws.

The Board of Directors has fixed the close of business on March 13, 2007, as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof. Only holders of record of the Company's common stock at the close of business on the record date are entitled to notice of, and to vote at, the Special Meeting.

Your attention is directed to the accompanying proxy statement for further information regarding each proposal being made.

All stockholders of the Company are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE CONTRIBUTION AGREEMENT AND THE REINCORPORATION MERGER AND ALSO RECOMMENDS THAT YOU VOTE "FOR" THE OTHER SPECIAL MEETING PROPOSALS, ALL OF WHICH ARE DESCRIBED IN DETAIL IN THE ACCOMPANYING PROXY STATEMENT.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Kent Carasquero

_________________________________
Kent Carasquero
President, Chief Executive Officer and Director

Approximate date of mailing: April 9, 2007

i

OUVO, INC.
325-3495 Cambie Street, Vancouver, British Columbia V5Z 4R3

PROXY STATEMENT FOR STOCKHOLDERS

The Board of Directors of Ouvo, Inc., a Delaware corporation ("Ouvo" or the "Company"), is furnishing this PROXY STATEMENT (this "Proxy Statement") to its stockholders in connection with a special meeting (the "Special Meeting") of the stockholders of the Company to be on Monday, April 23, 2007 at 2:00 P.M., local time, at Suite 618, 688 West Hastings Street, Vancouver, BC V6B 1P1, in accordance with subdivision section 242 of the Delaware General Corporation Law. The following actions are being proposed:

1.	a three (3) for one forward split of the issued and outstanding shares of common stock;
2.	an amendment of the Articles of Incorporation to:
	a.	change the name of Ouvo from "Ouvo, Inc." to "Trustcash Holdings, Inc." or other name designated by the Board of Directors in their sole discretion;
	b.	amend the authorized share capital of Ouvo to:
		i.	350,000,000 shares of common stock with a par value of $0.001 per share; and
		ii.	50,000,000 shares of preferred stock with a par value of $0.001 per share.
c.	expressly opt-out of, and elect not to be governed by the "Business Combinations with Interested Stockholders" provisions contained in Section 203 of the Delaware General Corporation Law, as permitted under Section 203(b); and

3.	adopt new bylaws.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE FORWARD SPLIT AND ALSO RECOMMENDS THAT YOU VOTE "FOR" THE OTHER SPECIAL MEETING PROPOSALS, ALL OF WHICH ARE DESCRIBED IN DETAIL IN THE ACCOMPANYING PROXY STATEMENT.

The Board of Directors has fixed the close of business on March 13, 2007, as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof. Only holders of record of the Company's common stock at the close of business on the record date are entitled to notice of, and to vote at, the Special Meeting. A complete list of stockholders entitled to vote at the Special Meeting will be available for examination by any of the Company's stockholders at Suite 618 - 688 West Hastings Street, Vancouver BC, Canada, for purposes pertaining to the Special Meeting, during normal business hours for a period of 10 days prior to the Special Meeting, and at the time and place of the Special Meeting.

The approval by the Company's stockholders of the contribution agreement and the reincorporation merger with our Delaware subsidiary, including the change to the Company's charter documents following the merger, requires approval by a majority of votes cast on the proposal, provided that the total vote cast represents over 50% in interest of all securities entitled to vote on that proposal. The approval of those matters by the Company's stockholders is a condition for completing the transactions contemplated by the contribution agreement. Approval of the other matters to come before the Special Meeting is not a condition to completing those transactions.

All stockholders of the Company are cordially invited to attend the Special Meeting in person. Whether or not you expect to attend the Special Meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the Special Meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the Special Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must follow the instructions on the voting instruction card furnished by the record holder. REMEMBER, YOUR VOTE IS IMPORTANT, SO PLEASE ACT TODAY.

You are respectfully urged to read the Proxy Statement contained in this booklet for further information concerning the proposed transactions contemplated by the contribution agreement, the individuals nominated as directors, the amendments to the Articles of Incorporation and Bylaws of the Company and the use of the proxy.

The date of this Proxy Statement is March 28, 2007

QUESTIONS AND ANSWERS

Q: What am I being asked to approve?

A: You are being asked to approve the following actions:

1.	a three (3) for one forward split of the issued and outstanding shares of common stock;
2.	an amendment of the Articles of Incorporation to:
	a.	change the name of Ouvo from "Ouvo, Inc." to "Trustcash Holdings, Inc." or other name designated by the Board of Directors in their sole discretion;
	b.	amend the authorized share capital of Ouvo to:
		i.	350,000,000 shares of common stock with a par value of $0.001 per share; and
		ii.	50,000,000 shares of preferred stock with a par value of $0.001 per share.
	c.	expressly opt-out of, and elect not to be governed by the "Business Combinations with Interested Stockholders" provisions contained in Section 203 of the Delaware General Corporation Law, as permitted under Section 203(b);
3.	adopt new bylaws.

Q: How does the Board of Directors recommend I vote?

A: Please see the information included in the Proxy Statement relating to the proposals to be voted on. Our Board of Directors unanimously recommends that you vote "for" the approval of the forward split, amendment to the Articles of Incorporation and adoption of new bylaws.

Q: Why have the Board of Directors agreed to approve these actions?

A: The stock split is meant to increase the number of shares currently issued and outstanding in order to ensure the existing share capital is not diluted on issuing shares from treasury in connection with any private placement offerings or acquisitions Ouvo may undertake in the future. Further, the increase, while probably resulting in a lower trading price should Ouvo's shares become actively traded, will have the effect of increasing the shares available in the public float and making a more stable market for Ouvo's stock . The change to the share capitalization will provide Ouvo with increased flexibility in raising venture capital financing, acquisitions, and other corporate transactions. The name change is being considered as part of a possible change of business being considered by management of Ouvo.

Q: Will there be any changes made to the rights and restrictions attached to the common shares?

There will be no changes made to the voting rights or any other rights and restrictions attached to the common shares of Ouvo as a result of the three (3) for one forward split. The main effect of the forward split will be the increase of the number of common shares currently outstanding from 8,250,000 to approximately 24,750,000 common shares.

Q: When and where will the Special Meeting be held?

A: The Special Meeting will be held at Suite 618 - 688 West Hastings Street Vancouver, BC V6B 1P1, on April 23, 2007, at 2:00 p.m., local time.

Q: How do I vote?

A: If you are a common stockholder of record as of the record date, you may vote in person by attending the Special Meeting or, to ensure your shares are represented at the Special Meeting, you may vote by signing and returning the enclosed proxy card in the postage-paid envelope provided.

If you hold shares in the name of a bank or broker, please follow the voting instructions provided to ensure that your shares are represented at your Special Meeting. Please note that most banks and brokers permit their beneficial owners to vote by telephone.

Q: What if I don't vote or abstain? How are broker non-votes counted?

A: Abstentions are included in the determination of shares present for quorum purposes. Because abstentions represent shares entitled to vote, the effect of an abstention will be the same as a vote against a proposal. However, abstentions will have no effect on the election of directors.

Q: If my shares are held in street name by my broker, will my broker vote my shares for me?

A: If you hold your shares in a stock brokerage account or if your shares are held by a bank or nominee (that is, in street name), you must provide the record holder (i.e., broker, bank or other nominee) of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your bank or broker. Please note that you may not vote shares held in street name by returning a proxy card directly to the Company or by voting in person at the Special Meeting unless you provide a "legal proxy," which you must obtain from your bank or broker. Further, brokers who hold shares of common stock on behalf of their customers may not give a proxy to the Company to vote those shares without specific instructions from their customers.

If you do not instruct your broker on how to vote your shares, your broker will vote your shares only if the proposal is a matter on which your broker has discretion to vote (such as the election of directors).

Q: What will happen if you return your proxy card without indicating how to vote?

A: If you return your proxy card without indicating how to vote on any particular proposal, the common stock represented by your proxy will be voted in favor of that proposal.

Q: Can I change my vote even after returning a proxy card?

A: Yes. You can change your vote at any time before your proxy is voted at the Special Meeting. You can do this in one of three ways:

  you can send a signed notice of revocation;
  you can grant a new, valid proxy bearing a later date; or
  if you are a holder of record, you can attend the Special Meeting and vote in person, which will automatically cancel any proxy previously given, or you may revoke your proxy in person, but your attendance alone will not revoke any proxy that you have previously given.

If you choose either of the first two methods, you must submit your notice of revocation or your new proxy to the Secretary or Assistant Secretary of the Company no later than the beginning of the Special Meeting. If your shares are held in street name by your broker, you should contact your broker to change your vote.

Q: What do I need to do now?

A: Carefully read and consider the information contained in this Proxy Statement, including its annexes.

In order for your shares to be represented at the Special Meeting:

  you can attend the Special Meeting in person;

  you can vote by telephone by following the instructions included on your proxy card; or
  you can indicate on the enclosed proxy card how you would like to vote and return the proxy card in the accompanying pre-addressed postage paid envelope.

Q: Do I have appraisal rights?

A: No. Delaware law only provides stockholders with appraisal rights in the event of a sale or exchange of all, or substantially all, of the property of a Delaware corporation, other than in the usual and regular course of business. Delaware does not provide for dissenter's rights of appraisal in connection with the recapitalization or other actions being taken by Ouvo at this time.

Q: When do you expect to complete the changes proposed in this Proxy Statement?

A: The three (3) for one forward split and the amendments to the articles of incorporation will become effective on shortly after the meeting date and receiving stockholder approval for these changes. Ouvo will file the Certificate of Amendment to Articles of Incorporation and notice of the three (3) for one forward split with the Secretary of the State of Delaware and such other agencies or entities as may be deemed required or necessary.

Q: Who can I call with questions?

A: Please call Kent Carasquero, the President and Chief Executive Officer of Ouvo, at: 604-725-4160.

THE SPECIAL MEETING

Solicitation of Proxies

The accompanying proxy is solicited by the Board of Directors of the Company, a Delaware corporation, for use at the Special Meeting to be held on Monday, April 23, 2007, at 2:00 p.m., local time, at the Suite 618, 688 West Hastings Street, Vancouver, British Columbia, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.

Solicitation of proxies may be made in person or by mail, telephone or facsimile transmission by directors, officers and regular employees of the Company. The directors, officers and regular employees of the Company will not receive any additional compensation for such activities. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock of the Company held of record by such persons, and the Company will reimburse the reasonable forwarding expenses. The cost of this solicitation of proxies will be paid by the Company. This Proxy Statement and the enclosed form of proxy are furnished in connection with the proxy solicitation and are first being mailed to stockholders on or about April 9, 2006.

Record Date

The close of business on March 13, 2007, has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to receive this Proxy Statement.

Outstanding Shares and Voting Rights

On March 28, 2007, the Company had 8,250,000 outstanding shares of common stock with a par value of $0.001 per share. The record holders of those securities outstanding on the Record Date are entitled to notice of and to vote at the Special Meeting. Each share of common stock is entitled to one vote. The outstanding shares of common stock at the close of business on the Record Date were held by 50 stockholders of record.

How You Can Vote

If you were a registered stockholder of the Company on the Record Date (i.e. your shares of Company common stock are held in your name on March 13, 2007), you may vote your shares of Company common stock either by attending the Special Meeting in person or, if you do not plan to attend the Special Meeting, by completing the proxy and following the delivery instructions contained in the form of proxy and this management Proxy Statement.

Appointment of Proxyholder

The person named in the accompanying form of proxy is Kent Carasquero, the President and Chief Executive Officer of the Company. You may also appoint some other person (who need not be a stockholder of the Company) to represent you at the Special Meeting either by inserting such other person's name in the blank space provided in the form of proxy or by completing another suitable form of proxy.

Proxy Voting Options

Stockholders may wish to vote by proxy whether or not they are able to attend the Special Meeting in person. Registered stockholders may vote by proxy by submitting a proxy by mail or fax. Registered stockholders electing to submit a proxy by mail must complete, date and sign the form of proxy. It must, then, be returned to the Company's transfer agent by fax: 972-612-4122, by mail or by hand at their offices at Signature Stock Transfer Incorporated, 2301 Ohio Drive, Suite 100, Plano, Texas 75093, at anytime, up to and including 2:00 p.m., local time, on April 18, 2007.

Advice to Beneficial Holders of Common Shares

The Proxy set forth in this section is of significant importance to many stockholders of the Company as a substantial number of stockholders do not hold shares in their own name. Stockholders who do not hold their shares in their own name (the "Beneficial Stockholders") should note that only proxies deposited by stockholders whose names appear on the records of the Company as the registered holders of shares of Company common stock can be recognized and acted upon at the Special Meeting. If shares of Company common stock are listed in an account statement provided to a stockholder by a broker, then in almost all cases those shares of Company common stock will not be registered in the stockholder's name on the records of the Company. Such shares of Company common stock will more likely be registered under the names of the stockholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depositary Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms). Beneficial Stockholders should ensure that instructions respecting the voting of their shares of Company common stock are communicated to the appropriate person.

Applicable regulatory policies require intermediaries/brokers to seek voting instructions from Beneficial Stockholders in advance of stockholders' meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Stockholders in order to ensure that their shares of Company common stock are voted at the Special Meeting. The form of proxy supplied to a Beneficial Stockholder by its broker (or the agent of the broker) is similar to the form of proxy provided to registered stockholders by the Company. However, its purpose is limited to instructing the registered stockholder (the broker or agent of the broker) how to vote on behalf of the Beneficial Stockholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication Services ("ADP") in the United States and in Canada. ADP typically applies a special sticker to proxy forms, mails those forms to the Beneficial Stockholders and requests the Beneficial Stockholders to return the proxy forms to ADP. ADP then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Special Meeting. A Beneficial Stockholder receiving an ADP proxy cannot use that proxy to vote shares of Company common stock directly at the Special Meeting - the proxy must be returned to ADP well in advance of the Special Meeting in order to have the shares of Company common stock voted.

Although a Beneficial Stockholder may not be recognized directly at the Special Meeting for the purposes of voting shares of Company common stock registered in the name of his broker (or agent of the broker), a Beneficial Stockholder may attend the Special Meeting as proxyholder for the registered stockholder and vote the shares of Company common stock in that capacity. Beneficial Stockholders who wish to attend the Special Meeting and indirectly vote their shares of Company common stock as proxy holder for the registered stockholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent), in accordance with the instructions provided by such broker (or agent), well in advance of the Special Meeting.

Alternatively, a Beneficial Stockholder may request, in writing, that his or her broker send to the Beneficial Stockholder a legal proxy which would enable the Beneficial Stockholder to attend the Special Meeting and vote his or her shares of Company common stock.

Revocation of Proxies

You may revoke your proxy by:

  delivering, at any time up to and including the last business day that precedes the day of the Special Meeting or, if the Special Meeting is adjourned, that precedes any reconvening thereof, a written notice of revocation duly executed to Signature Stock Transfer Incorporated, 2301 Ohio Drive, Suite 100, Plano, Texas 75093 (Facsimile: 972-612-4122) or to the offices of the Attorney for Service of the Company in British Columbia, which is located at the offices of Venture Law Corporation, 618 - 688 West Hastings Street, Vancouver, British Columbia, V6B 1P1 (Facsimile: 604-659-9178),
  advising the Chairman of the Special Meeting that you are voting in person at the Special Meeting, or any other manner provided by law.

Your revocation of a proxy will not affect a matter on which a vote has already been taken.

Exercise of Discretion

The nominees named in the accompanying form of proxy will vote or withhold from voting the shares represented by the proxy in accordance with your instructions. The proxy grants the nominees the discretion to vote on:

  each matter or group of matters identified in the proxy where you do not specify how you want to vote, except for the election of directors and the appointment of auditors;
  any amendment to or variation of any matter identified in the proxy; and
  any other matter that properly comes before the Special Meeting.

If on a particular matter to be voted on, you do not specify in your proxy the manner in which you want to vote, your shares will be voted for the approval of such matter.

As of the date of this Proxy Statement, management of the Company knows of no amendment, variation or other matter that may come before the Special Meeting, but if any amendment, variation or other matter properly comes before the Special Meeting, each nominee intends to vote thereon, in accordance with the nominee's best judgment.

Stockholder Proposals for the 2007 Proxy Statement

Any stockholder satisfying the SEC requirements and wishing to submit a proposal to be included in the Proxy Statement for the 2007 Annual Meeting of Stockholders should submit the proposal, along with proof of ownership of the Company stock in accordance with SEC Rule 14a-8(b)(2) promulgated under the Securities Exchange Act of 1934, in writing to the Company 's principal executive offices, in care of the Office of the Corporate Secretary, Ouvo, Inc., 325-3495 Cambie Street, Vancouver, British Columbia V5Z 4R3. Alternatively, it may be faxed to: 604-725-4160 attention: Kent Carasquero, President and Chief Executive Officer. Failure to deliver a proposal by one of these means may result in it not being deemed timely received. The proposal must be received by April 12, 2007 for the Company to consider it for inclusion in the Proxy Statement for the 2007 Annual Meeting of Stockholders. Stockholders who wish to present other business for the 2007 Annual Meeting of Stockholders must notify the Corporate Secretary in writing of their intent. This notification must be received by the Company between April 12, 2007 and April 30, 2007. This requirement does not apply to the deadline for submitting stockholder proposals for inclusion in the Proxy Statement (see paragraph immediately above), nor does it apply to questions a stockholder may want to ask at the Special Meeting.

Delivery of Documents to Stockholders Sharing an Address

Only one copy of this Proxy Statement is being delivered to two or more security holders who share an address, unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will deliver a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the Proxy Statement was delivered. The Company can be notified in this regard at the address and phone number below. Security holders sharing an address may request delivery of a single copy of annual reports and proxy statements by notifying the Company by telephone at: 604-689-4088 or in writing at:

Ouvo, Inc.
325-3495 Cambie Street
Vancouver, British Columbia V5Z 4R3

Expenses of Proxy Statement

The expenses of mailing this Proxy Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Proxy Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Proxy Statement to the beneficial owners of the common stock, held of record by such persons, and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

Matters Subject to Vote at the Special Meeting

Approval of Forward Split. The primary purpose of the three (3) for one forward split is to increase the number of total shares issued and outstanding of Ouvo's common stock. Management believes this forward split is in the best interest of Ouvo and its stockholders.

The principal effect of the forward stock split will be that the number of shares of common stock issued and outstanding will be increased from 8,250,000 shares as of March 28, 2007 to approximately 24,750,000 shares. The actual number of shares outstanding will depend on the number of fractional shares which have either been cancelled or rolled up to the next whole share.

Approval of the forward split requires the affirmative consent of at least a majority of the outstanding shares of common stock of Ouvo.

Approval of the Name Change. Ouvo is considering pursuing a new business direction. The proposed name change will only be effected upon a final determination by the Board of Directors that a change in business direction is in the best interest of Ouvo and its stockholders. The new name proposed "Trustcash Holdings, Inc." is intended to convey more clearly a sense of Ouvo's new business direction.  The Board of Directors have been given authority to adopt another name in their sole discretion.

Approval of the name change requires the affirmative consent of at least a majority of the outstanding shares of common stock of Ouvo.

Approval of Change to Existing Share Capitalization. Ouvo's current share capitalization consists of 100,000,000 shares of common stock with a par value of $0.0001 per share and 5,000,000 shares of preferred stock with a par value of $0.001 per share. The proposed amendment will change the authorized share capital of Ouvo to 350,000,0000 shares of common stock with a par value of $0.001 per share and   50,000,000 shares of preferred stock with a par value of $0.001 per share . These changes will allow the Board of Directors of Ouvo increased flexibility in raising venture capital financing, acquisitions, and other corporate transactions.

Approval of the change to Ouvo's existing capitalization requires the affirmative consent of at least a majority of the outstanding shares of common stock of Ouvo.

Opt out of Section 203 of the Delaware General Corporation Law.   Ouvo intends to opt out of section 203 of the Delaware General Corporation Law which contain certain takeover defensive measures as described in more detail below.  The Board of Directors believes removing the applicability of these provisions will provide Ouvo and its stockholders greater flexibility in structuring future acquisitions.

Approval of the opting out of the foregoing provisions requires the affirmative consent of at least a majority of the outstanding shares of common stock of Ouvo.

Adopt New Bylaws.  The current bylaws of Ouvo are standard private company bylaws.  Management believes the bylaws proposed will better serve Ouvo as a public company.

Approval of the adoption of new bylaws requires the affirmative consent of at least a majority of the outstanding shares of common stock of Ouvo.

Interest of Certain Persons in Matters to Be Acted on

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, through security holdings or otherwise, in the proposed amendment to effect the forward split of Ouvo's outstanding voting securities or in any action covered by the related resolutions adopted by the Board of Directors and the Majority Stockholders, which is not shared by all other stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information concerning the ownership of common stock with respect to stockholders who were known to Ouvo to be beneficial owners of more than 5% of the common stock and the officers, directors and management of Ouvo individually and as a group as of the Record Date. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of common stock as of March 28, 2007.

Name and address of beneficial owner	Amount and Nature of Beneficial Owner	Percent of Voting Stock(1)
Kent Carasquero 325-3495 Cambie Street Vancouver, British Columbia V5Z 4R3	70,000	1.0%
All Officers and Directors as a Group that consists of two people	70,000	1.0%

Notes:

  Based on 8,250,000 shares outstanding as of March 28, 2007 and, as to a specific person, shares issuable pursuant to the conversion or exercise, as the case may be, of currently exercisable or convertible debentures, share purchase warrants and stock options within 60 days.

FORWARD SPLIT AND AMENDMENTS TO ARTICLES OF INCORPORATION

Forward Split

The primary purpose of the forward split is to increase the number of total shares issued and outstanding of the Ouvo's common stock in order to ensure the existing share capital is not diluted on issuing shares from treasury in connection with a private placement, merger or an acquisition in the future. Further, the increase, while probably resulting in a lower trading price should Ouvo's shares become actively traded, will have the effect of increasing the shares available in the public float and making a more stable market for Ouvo's stock.

The new shares of common stock issued pursuant to the forward split will be fully paid and non-assessable. All shares of common stock will have the same par value, voting rights and other rights as shares of the existing common stock have. Stockholders of Ouvo do not have preemptive rights to acquire additional shares of common stock that may be issued. Ouvo has no definitive plans or commitments to issue additional shares of common stock.

The principal effect of the forward stock split will be that the number of shares of common stock issued and outstanding will be increased from 8,250,000 shares as of March 28, 2007 to approximately 24,750,000 shares (depending on the number of fractional shares that are rounded up or rounded down on conversion). The forward stock split itself will not change the proportionate equity interests of Ouvo's stockholders, nor will the respective voting rights and other rights of stockholders be altered. The common stock issued pursuant to the forward stock split will remain fully paid and non-assessable. Ouvo will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

On the effective date, the applicable provision of the Certificate of Amendment of the Articles of Incorporation will read as follows:

"4. SHARE CAPITALIZATION: The amount of total authorizing capital of this corporation is:

i.	350,000,000 shares of common stock with a par value of $0.001 per share; and
ii.	50,000,000 shares of preferred stock with a par value of $0.001 per share.

The Common Stock and Preferred Stock may be issued from time to time without action by the stockholders. The Common Stock and Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

The Board of Directors may issue such shares of Preferred Stock in one of more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by them.

Effective as of April 25, 2007 (the "Effective Date"), all outstanding shares of common stock of the Corporation automatically shall be subdivided at the rate of three-for-one (the "Forward Split") without the necessity of any further action on the part of the holders thereof or the Corporation, provided, however, that the Corporation shall, through its transfer agent, exchange certificates representing common stock outstanding immediately prior to the Effective Date of the Forward Split (the "Existing Common") into new certificates representing the appropriate number of shares of common stock resulting from the subdivision ("New Common").

From and after the Effective Date, the term "New Common" as used in this Fourth Article shall mean common stock as provided in the Certificate of Incorporation."

Manner of Effecting the Amendment. The forward stock split and changes to the Articles of Incorporation will be effected by the filing of the Articles Amendment with the Secretary of State of the State Delaware. The Certificate of Amendment to Articles of Incorporation will specify the effective date of the forward split willbe after close of business on April 25, 2007 which is approximately 2 days after this Special Meeting of the stockholders was first mailed to our stockholders ("Forward Split Effective Date").

As soon as practicable after the Forward Split Effective Date we will send a letter of transmittal to each holder of record of old shares outstanding on that date which will contain instructions for the surrender of certificates representing the old shares. Upon proper completion and execution of the letter of transmittal and return thereof, together with certificates representing the old shares, stockholders will receive a certificate representing the number of the new shares into which his old shares have been reclassified as a result of the forward stock split. Stockholders should not submit any certificates until requested to do so. No new certificate will be issued to a stockholder until such stockholder has surrendered his outstanding certificates together with the properly completed and executed letter of transmittal. Until so surrendered, each outstanding certificate representing the old shares will be deemed for all corporate purposes after the Forward Split Effective Date to evidence ownership of the new shares in the appropriately increased number.

Federal Income Tax Consequences of Forward Split

The following summary of certain material federal income tax consequences of the forward split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Proxy Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of the Company's Common Stock are held as "capital assets," as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending on the facts and circumstances of such stockholder. EACH STOCKHOLDER IS URGED TO CONSULT WITH SUCH STOCKHOLDER'S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE FORWARD SPLIT.

No gain or loss should be recognized by a stockholder upon the stockholder's exchange of shares pursuant to the forward split. The aggregate tax basis of the shares received in the forward split will be the same as the stockholder's aggregate tax basis in the shares exchanged. The stockholder's holding period for the shares received in the forward split will include the period during which the stockholder held the shares surrendered as a result of the forward split. Ouvo's views regarding the tax consequences of the forward split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the forward split may vary significantly as to each stockholder, depending on the state in which such stockholder resides.

Amendment to Authorized Share Capital

Ouvo's current share capitalization consists of 100,000,000 shares of common stock with a par value of $0.0001 per share and 5,000,000 shares of preferred stock with a par value of $0.001 per share. The proposed amendment will change the authorized share capital of Ouvo to 350,000,0000 shares of common stock with a par value of $0.001 per share and   50,000,000 shares of preferred stock with a par value of $0.001 per share . These changes will allow the Board of Directors of Ouvo increased flexibility in raising venture capital financing, acquisitions, and other corporate transactions.

Material Terms of the Common Stock. As of March 28, 2007, there were 8,250,000 shares issued and outstanding. On the effective date of the three for one forward split there will be approximately 24,750,000 shares of common stock issued and outstanding. The holders of shares of common stock are entitled to one vote for each share held of record on each matter submitted to stockholders. Shares of common stock do not have cumulative voting rights for the election of directors. The holders of shares of common stock are entitled to receive such dividends as the Board of Directors may from time to time declare out of funds of Ouvo legally available for the payment of dividends. The holders of shares of common stock do not have any preemptive rights to subscribe for or purchase any stock, obligations or other securities of Ouvo and have no rights to convert their common stock into any other securities.

On any liquidation, dissolution or winding up of Ouvo, holders of shares of common stock are entitled to receive pro rata all of the assets of Ouvo available for distribution to stockholders. The foregoing summary of the material terms of the capital stock of Ouvo does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the provisions of the Articles of Incorporation of Ouvo, as amended by the Amendment to the Articles attached hereto as Exhibit A.

Material Terms of Preferred Stock. The Board of Directors will now have the option to issue one or more series of preferred stock with such designations, rights, preferences, limitations and/or restrictions as it should determine by vote of a majority of such directors. By way of illustration, preferred shares may have special rights and preferences which may include special voting rights (or denial of voting rights), special rights with respect to payment of dividends, conversion rights, rights of redemption, sinking funds, and special rights in the event of liquidation, as the Board may determine. These rights and preferences will be determined by the Board of Directors at the time of issue.

Debt Conversion.  Ouvo has agreed to issue 889,230 pre-split shares of its common stock in the settlement of certain debt it owes.  On the effective date of the three for one forward split these debtholders will be entitled to receive 2,667,690 shares of common stock of Ouvo.

Certificate of Amendment. On the effective date, the applicable provision of the Certificate of Amendment of the Articles of Incorporation will read as follows:

"4. SHARE CAPITALIZATION: The number of authorized shares of capital stock of the Corporation is:

i.	350,000,000 shares of common stock with a par value of $0.001 per share; and
ii.	50,000,000 shares of preferred stock with a par value of $0.001 per share.

The Common Stock and Preferred Stock may be issued from time to time without action by the stockholders. The Common Stock and Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

The Board of Directors may issue such shares of Preferred Stock in one of more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by them.

Effective as of April 25, 2007 (the "Effective Date"), all outstanding shares of common stock of the Corporation automatically shall be subdivided at the rate of three-for-one (the "Forward Split") without the necessity of any further action on the part of the holders thereof or the Corporation, provided, however, that the Corporation shall, through its transfer agent, exchange certificates representing common stock outstanding immediately prior to the Effective Date of the Forward Split (the "Existing Common") into new certificates representing the appropriate number of shares of common stock resulting from the subdivision ("New Common").

From and after the Effective Date, the term "New Common" as used in this Fourth Article shall mean common stock as provided in the Certificate of Incorporation."

Name Change

Ouvo is considering pursuing a new business direction . The proposed name change will only be effected upon a final determination by the Board of Directors that a change in business direction is in the best interest of Ouvo and its stockholders. The new name proposed "Trustcash Holdings, Inc." or other name as may be designated by the Board of Directors in their sole discretion.  The proposed name change is intended to convey more clearly a sense of Ouvo's new business direction. . On the effective date, the applicable provision of the Certificate of Amendment of the Articles of Incorporation will read as follows:

"1. NAME OF CORPORATION IS: Trustcash Holdings, Inc."

Election Regarding Delaware General Corporation Law Section 203

Delaware Law contains certain "anti-takeover" provisions that apply to a Delaware corporation, unless the corporation elects not to be governed by such provisions in its articles of incorporation or bylaws. Delaware Law prohibits a corporation from engaging in any "business combination" with any person that owns 10% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 10% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation's assets. The three-year waiting period does not apply, however, if the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 10% of such stock before the stockholder obtained such ownership.

Furthermore, a corporation may not engage in any business combination with an interested stockholder after the expiration of three years from the date that such stockholder obtained such ownership unless the combination meets all of the requirements of the corporation's articles of incorporation, and:

  is approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting power not beneficially owned by the interested stockholder proposing the combination at a meeting called for that purpose no earlier than three years after the interested stockholder's date of acquiring shares; or
  the form and amount of consideration to be received by stockholders (excluding the interested stockholder) of the corporation satisfy certain tests and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated.

The proposed Certificate of Amendment to Articles of Incorporation will modify or repeal the provisions containing certain takeover defensive measures described above. The Board of Directors believes removing the applicability of these provisions will provide Ouvo and its stockholders greater flexibility in structuring future acquisitions. On the effective date, the applicable provision of the Certificate of Amendment of the Articles of Incorporation will read as follows:

"6. BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation expressly opts-out of, and elects not to be governed by the "Business Combinations with Interested Stockholders" provisions contained in Section 203 of the Delaware General Corporation Law as permitted under Subsection 203(b) of the Delaware General Corporation Law."

General

The foregoing amendments will become effective on filing the Certificate of Amendment with the State of Delaware which is expected to occur within two business days following the Special Meeting. Any executive officer, as required by the Delaware Law, is entitled to execute and file the Certificate of Amendment to Articles of Incorporation with the Secretary of the State of the State of Delaware and such other agencies or entities as may be deemed required or necessary.

Following the forward split and name change, the share certificates you now hold will continue to be valid. In the future, new share certificates will be issued bearing the new name, but this in no way will effect the validity of your current share certificates. The forward split and name change will occur on the effective date without any further action on the part of stockholders of Ouvo and without regard to the date or dates on which share certificates representing shares of pre-split common stock, actually surrendered by each holder thereof, for certificates representing the number of shares of post-split common stock which each such stockholder is entitled to receive as a consequence of the forward split. After the effective date of the forward split and name change, each share certificate representing shares of pre-split common stock will be deemed to represent three shares of common stock of Ouvo. Certificates representing post-split common stock and bearing our new name will be issued in due course as old share certificates are tendered for exchange or transfer to our transfer agent: Signature Stock Transfer, Inc. is the registrar and transfer agent for our common shares and is located at 2301 Ohio Drive, Suite 100, Plano, Texas, 75093, Phone: (972) 612-4120, Fax: (972) 612-4122.

The share certificates representing shares of new common stock will contain the same restrictive legend as is on the shares of existing common stock in exchange for which the new shares are being issued. As applicable, the time period during which a stockholder has held the existing common stock will be included in the time period during which such stockholder actually holds the share certificates representing the additional new common stock received as a result of the share divisions for the purposes of determining the term of the restrictive period applicable to the new common stock.

ADOPTION OF NEW BYLAWS

The current bylaws of Ouvo were reviewed for their suitability by Board of Directors and legal counsel to Ouvo.  Although Ouvo could continue with its current bylaws, the Board of Directors believes the bylaws proposed will better serve Ouvo as a public company. The complete text of the new bylaws have been attached hereto as Exhibit B.

SHARE CAPITALIZATION OF OUVO

Material Terms of the Common Stock

As of the Record Date, there were 8,250,000 shares issued and outstanding held by 50 registered stockholders. On the effective date of the three (3) for one forward split, there will be, approximately, 24,750,000 shares of common stock issued and outstanding.

The holders of shares of common stock are entitled to one vote for each share held of record on each matter submitted to stockholders. Shares of common stock do not have cumulative voting rights for the election of directors. The holders of shares of common stock are entitled to receive such dividends as the Board of Directors may from time to time declare out of funds of Ouvo, legally available for the payment of dividends. The holders of shares of common stock do not have any preemptive rights to subscribe for or purchase any stock, obligations or other securities of Ouvo and have no rights to convert their common stock into any other securities.

On any liquidation, dissolution or winding up of Ouvo, holders of shares of common stock are entitled to receive pro rata on all of the assets of Ouvo available for distribution to stockholders.

The foregoing summary of the material terms of the capital stock of Ouvo does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the provisions of the Articles of Incorporation of Ouvo, as amended by the Certificate of Amendment to the Articles of Incorporation attached hereto as Exhibit A.

Dividends

There are no restrictions in Ouvo's Articles of Incorporation or bylaws that restrict us from declaring dividends. The Delaware General Corporation Law, however, prohibit it from declaring dividends where, after giving effect to the distribution of the dividend:

  Ouvo would not be able to pay its debts as they become due in the usual course of business; or
  Ouvo's total assets would be less than the sum of its total liabilities, plus the amount that would be needed to satisfy the rights of stockholders who have preferential rights superior to those receiving the distribution.

Ouvo has never declared nor paid any cash dividends on its capital stock and does not anticipate paying cash dividends in the foreseeable future. The payment by Ouvo of dividends, if any, in the future, rests within the discretion of its Board of Directors and will depend, among other things, upon Ouvo's earnings, its capital requirements and its financial condition, as well as other relevant factors.

NO DISSENTER'S RIGHTS

Under the Delaware General Corporation Law, the change of Ouvo's name and forward split of the issued and outstanding common stock, and change to its authorized share capitalization does not require Ouvo to provide dissenting stockholders with a right of appraisal and Ouvo will not provide stockholders with such a right.

FORWARD LOOKING INFORMATION

Certain statements included in this Proxy Statement regarding Ouvo, which are not historical facts, are forward-looking statements, including the information provided with respect to the future business operations and anticipated agreements and projects of Ouvo. These forward-looking statements are based on current expectations, estimates, assumptions and beliefs of management; and words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are intended to identify such forward-looking statements. Accordingly, actual results may differ materially from those expressed in the forward-looking statements.

INDEPENDENT ACCOUNTANTS

Ouvo's current auditor is the firm of James Stafford Chartered Accountants ("James Stafford").

On March 3, 2005, Ouvo's independent auditors, Beckstead and Watts LLP ("Beckstead"), notified Ouvo that they were resigning effective as of that date.

The audit reports of Beckstead on Ouvo's financial statements for the fiscal years ending December 31, 2003 and December 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports were modified to include an explanatory paragraph raising substantial doubt about Ouvo's ability to continue as a going concern.

In connection with the audits of the fiscal years ending December 31, 2003 and December 31, 2002, including the subsequent periods through March 3, 2005, Ouvo had no disagreements with Beckstead with respect to accounting or auditing issues of the type discussed in Item 304(a)(1)(iv) of Regulation S-B. Had there been any disagreements that were not resolved to their satisfaction, such disagreements would have caused Beckstead to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as described in Item 304(a)(1)(iv) of Regulation S-B).

On October 13, 2005 Ouvo retained De Joya Griffith and Company, LLC ("Dejoya") as the principal accountants to replace Beckstead. Ouvo's board of directors approved the appointment of De Joya.

During the fiscal years ending December 31, 2003 and December 31, 2002, including the subsequent periods through March 3, 2005, the date of Beckstead's resignation, and prior to the appointment of De Joya, Ouvo (or anyone on its behalf) did not consult with De Joya regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B. Since there were no disagreements (as referred to in Item 304(a)(2) of Regulation S-B), Ouvo did not consult De Joya in respect to these matters during the time periods detailed herein.

On May 26, 2006, Ouvo terminated its relationship with De Joya.

The audit reports of De Joya on Ouvo's financial statements for the fiscal years ending December 31, 2004 and 2003, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports were modified to include an explanatory paragraph raising substantial doubt about Ouvo's ability to continue as a going concern.

In connection with the audits of the fiscal years ending December 31, 2004 and 2003, including the subsequent periods through May 26, 2006, Ouvo had no disagreements with De Joya with respect to accounting or auditing issues of the type discussed in Item 304(a)(1)(iv) of Regulation S-B. Had there been any disagreements that had not been resolved to their satisfaction, such disagreements would have caused De Joya to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as described in Item 304(a)(1)(iv) of Regulation S-B).

On June 16, 2006 Ouvo retained James Stafford Chartered Accountants ("James Stafford") as the principal accountants to replace De Joya. Ouvo's board of directors approved the appointment of James Stafford.

During the fiscal years ending December 31, 2004 and 2003, including the subsequent periods through May 26, 2006, the date of De Joya's termination, and prior to the appointment of James Stafford, Ouvo (or anyone on its behalf) did not consult with James Stafford regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B. Since there were no disagreements (as referred to in Item 304(a)(2) of Regulation S-B), Ouvo did not consult James Stafford in respect to these matters during the time periods detailed herein.

INTERESTS OF CERTAIN PERSONS ON MATTERS TO BE ACTED UPON

None of Ouvo's directors or officers have any substantial interest, directly or indirectly, through holding securities or otherwise, in the matters to be acted upon, specified in this Proxy Statement.

PROPOSALS BY SECURITY HOLDERS AND OTHER MATTERS

Ouvo's Board of Directors does not know of any other matters that are to be presented to the stockholders for their approval and consent pursuant to the written consent of stockholders other than those referred to in this Proxy Statement.

DELIVERY OF DOCUMENT TO SECURITY HOLDERS SHARING AN ADDRESS

One Information Statement will be delivered to multiple stockholders sharing an address unless Ouvo receives contrary instructions from one or more of the stockholders.

Upon receipt of such notice, Ouvo will undertake to deliver promptly a separate copy of the Proxy Statement to the stockholder at the shared address to which a single copy of the documents was delivered and provide instructions as to how the stockholder can notify Ouvo that the stockholder wishes to receive a separate copy of the Proxy Statement. In the event a stockholder desires to provide such a notice to Ouvo such notice may be given verbally by telephoning Ouvo's offices at 604-725-4160 or by mail Ouvo's mailing address at 325-3495 Cambie Street, Vancouver, British Columbia V5Z 4R3.

WHERE YOU CAN FIND MORE INFORMATION

Ouvo files annual, quarterly and special reports, proxy statements and other information with the SEC. You can read and copy any materials that Ouvo files with SEC at the SEC's Public Reference Room at 100 F Street N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov.

 INCORPORATION OF DOCUMENTS BY REFERENCE

 The SEC allows Ouvo to "incorporate by reference" the information it files with them, which means that Ouvo can disclose important information to you without re-printing the information in this Proxy Statement by referring you to prior and future filings with the SEC. The information Ouvo incorporates by reference is an important part of this Proxy Statement. Subsequent information that Ouvo files with SEC will automatically update and supersede this information.

Ouvo incorporates by reference the following documents filed by Ouvo pursuant to the Securities Exchange Act of 1934 any future filings Ouvo makes with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act pertaining to this Proxy Statement. You may request a copy of these filings (other than an exhibit to any of these filings unless Ouvo has specifically incorporated that exhibit by reference into the filing), at no cost, by writing or telephoning Ouvo at the following address:

Ouvo, Inc.
325-3495 Cambie Street
Vancouver, British Columbia V5Z 4R3
Telephone: (604) 725-4160

You should rely only on the information Ouvo has provided or incorporated by reference in this Proxy Statement or any supplement. Ouvo has not authorized any person to provide information other than that provided here. Ouvo has not authorized anyone to provide you with different information.

You should not assume that the information in this Proxy Statement or any supplement is accurate as of any date other than the date on the front of the document.

 BY ORDER OF THE BOARD OF DIRECTORS

/s/ Kent Carasquero

____________________________________
Kent Carasquero
President, Chief Executive Officer and Director

EXHIBIT "A"

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

Ouvo, Inc. (the "Corporation") is organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of the Corporation dated March 28, 2006, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered 1 and 4 and adding a new section 6 so that, as amended, the said Articles shall be and read as follows:

1. NAME OF CORPORATION IS: Trustcash Holdings, Inc.

4. SHARE CAPITALIZATION: The number of authorized shares of capital stock of the Corporation is:

i.	350,000,000 shares of common stock with a par value of $0.001 per share; and
ii.	50,000,000 shares of preferred stock with a par value of $0.001 per share.

The Common Stock and Preferred Stock may be issued from time to time without action by the stockholders. The Common Stock and Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

The Board of Directors may issue such shares of Preferred Stock in one of more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by them.

Effective as of April 25, 2007 (the "Effective Date"), all outstanding shares of common stock of the Corporation automatically shall be subdivided at the rate of three-for-one (the "Forward Split") without the necessity of any further action on the part of the holders thereof or the Corporation, provided, however, that the Corporation shall, through its transfer agent, exchange certificates representing common stock outstanding immediately prior to the Effective Date of the Forward Split (the "Existing Common") into new certificates representing the appropriate number of shares of common stock resulting from the subdivision ("New Common").

From and after the Effective Date, the term "New Common" as used in this Fourth Article shall mean common stock as provided in the Certificate of Incorporation.

6. BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation expressly opts-out of, and elects not to be governed by the "Business Combinations with Interested Stockholders" provisions contained in Section 203 of the Delaware General Corporation Law as permitted under Subsection 203(b) of the Delaware General Corporation Law.

A-1

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendments.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ________________ day of April, 2007.

By:____________________________________
Authorized Officer

Title: President, Chief Executive Officer and Director___

Name: _Kent Carasquero_________________________
Print or Type

A-2

EXHIBIT "B"

BYLAWS

OF

TRUSTCASH HOLDINGS, INC.

(A DELAWARE CORPORATION)

INDEX

PAGE NUMBER
ARTICLE I - STOCKHOLDERS		B-4
1.1	Place of Meetings	B-4
1.2	Annual Meeting	B-4
1.3	Special Meetings	B-4
1.4	Notice of Meetings	B-4
1.5	Voting List	B-5
1.6	Quorum	B-5
1.7	Adjournments	B-5
1.8	Voting and Proxies	B-5
1.9	Action at Meeting	B-6
1.10	Notice of Stockholder Business	B-6
1.11	Conduct of Business	B-7
1.12	Stockholder Action Without Meeting	B-7
1.13	Meetings by Remote Communication	B-7
ARTICLE II - BOARD OF DIRECTORS		B-8
2.1	General Powers	B-8
2.2	Number and Term of Office	B-8
2.3	Vacancies and Newly Created Directorships	B-8
2.4	Resignation	B-8
2.5	Removal	B-8
2.6	Regular Meetings	B-9
2.7	Special Meetings	B-9
2.8	Notice of Special Meetings	B-9
2.9	Participation in Meetings by Telephone Conference Calls or Other Methods of Communication	B-9
2.10	Quorum	B-9
2.11	Action at Meeting	B-9
2.12	Action by Written Consent	B-9
2.13	Committees	B-9
2.14	Compensation of Directors	B-10
2.15	Nomination of Director Candidates	B-10
2.16	Nomination of Director Candidates	B-10
ARTICLE III - OFFICERS		B-11
3.1	Enumeration	B-11
3.2	Election	B-11
3.3	Qualification	B-11
3.4	Tenure	B-12
3.5	Resignation and Removal	B-12
3.6	Chairman of the Board	B-12
3.7	Chief Executive Officer	B-12
3.8	President	B-12
3.9	Vice-Presidents	B-12
3.10	Secretary and Assistant Secretaries	B-12
3.11	Treasurer	B-13
3.12	Chief Financial Officer	B-13
3.13	Salaries	B-13
3.14	Delegation of Authority	B-13
ARTICLE IV - CAPITAL STOCK		B-13
4.1	Issuance of Stock	B-13
4.2	Certificates of Stock	B-13
4.3	Transfers	B-13
4.4	Lost, Stolen or Destroyed Certificates	B-13
4.5	Record Date	B-13

BYLAWS OF
TRUSTCASH HOLDINGS, INC.

ARTICLE I
STOCKHOLDERS

      1.1 Place of Meetings. All meetings of stockholders shall be held at such place (if any) within or without the State of Delaware as may be designated from time to time by the Board of Directors or the President and Chief Executive Officer.

      1.2 Annual Meeting. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on a date to be fixed by the Board of Directors at the time and place to be fixed by the Board of Directors and stated in the notice of the meeting. In lieu of holding an annual meeting of stockholders at a designated place, the Board of Directors may, in its sole discretion, determine that any annual meeting of stockholders may be held solely by means of remote communication.

      1.3 Special Meetings. Special meetings of stockholders may be called at any time by the Board of Directors, the Chairman of the Board or the Chief Executive Officer or the holders of record of not less than 25% of all shares entitled to cast votes at the meeting, for any purpose or purposes prescribed in the notice of the meeting and shall be held at such place (if any), on such date and at such time as the Board may fix. In lieu of holding a special meeting of stockholders at a designated place, the Board of Directors may, in its sole discretion, determine that any special meeting of stockholders may be held solely by means of remote communication. Business transacted at any special meeting of stockholders shall be confined to the purpose or purposes stated in the notice of meeting.

      Upon request in writing sent by registered mail to the President or Chief Executive Officer by any stockholder or stockholders entitled to request a special meeting of stockholders pursuant to this Section 1.3, and containing the information required pursuant to Sections 1.10 and 2.16, as applicable, the Board of Directors shall determine a place and time for such meeting, which time shall be not less than 120 nor more than 130 days after the receipt of such request, and a record date for the determination of stockholders entitled to vote at such meeting shall be fixed by the Board of Directors, in advance, which shall not be more that 60 days nor less than 10 days before the date of such meeting. The Board of Directors may postpone or reschedule any previously scheduled special meeting. Following such receipt of a request and determination by the Secretary of the validity thereof, it shall be the duty of the Secretary to present the request to the Board of Directors, and upon Board action as provided in this Section 1.3, to cause notice to be given to the stockholders entitled to vote at such meeting, in the manner set forth in Section 1.4, hereof, that a meeting will be held at the place, if any, and time so determined, for the purposes set forth in the stockholder's request, as well as any purpose or purposes determined by the Board of Directors in accordance with this Section 1.3.

      1.4 Notice of Meetings.

      (a) Written notice of each meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or as required by law (meaning here and hereafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation). The notice of any meeting shall state the place, if any, date and hour of the meeting, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

      (b) Notice to stockholders may be given by personal delivery, mail, or, with the consent of the stockholder entitled to receive notice, by facsimile or other means of electronic transmission. If mailed, such notice shall be delivered by postage prepaid envelope directed to each stockholder at such stockholder's address as it appears in the records of the Corporation and shall be deemed given when deposited in the United States mail. Notice given by electronic transmission pursuant to this subsection shall be deemed given: (1) if by facsimile telecommunication, when directed to a facsimile telecommunication number at which the stockholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (3) if by posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by personal delivery, by mail, or by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

      (c) Notice of any meeting of stockholders need not be given to any stockholder if waived by such stockholder either in a writing signed by such stockholder or by electronic transmission, whether such waiver is given before or after such meeting is held. If such a waiver is given by electronic transmission, the electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder.

      1.5 Voting List. The officer who has charge of the stock ledger of the corporation shall prepare, at least 10 days before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order for each class of stock and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, in the manner provided by law. The list shall also be produced and kept at the time and place of the meeting during the whole time of the meeting, and may be inspected by any stockholder who is present. This list shall determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

      1.6 Quorum. Except as otherwise provided by law or these Bylaws, the holders of a majority of the shares of the capital stock of the corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. Where a separate class vote by a class or classes or series is required, a majority of the shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.

      1.7 Adjournments. Any meeting of stockholders may be adjourned to any other time and to any other place at which a meeting of stockholders may be held under these Bylaws by the chairman of the meeting or, in the absence of such person, by any officer entitled to preside at or to act as secretary of such meeting, or by the holders of a majority of the shares of stock present or represented at the meeting and entitled to vote, although less than a quorum. When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the date, time, and place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, shall be given in conformity herewith. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

      1.8 Voting and Proxies. Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by law or in the Certificate of Incorporation. Each stockholder of record entitled to vote at a meeting of stockholders may vote in person or may authorize any other person or persons to vote or act for him by written proxy executed by the stockholder or his authorized agent or by a transmission permitted by law and delivered to the Secretary of the corporation. Any copy, facsimile transmission or other reliable reproduction of the writing or transmission created pursuant to this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile transmission or other reproduction shall be a complete reproduction of the entire original writing or transmission.

      1.9 Action at Meeting. When a quorum is present at any meeting, any election of directors shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election, and any other matter shall be determined by a majority in voting power of the shares present in person or represented by proxy and entitled to vote on the matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, a majority of the shares of each such class present in person or represented by proxy and entitled to vote on the matter) shall decide such matter, except when a different vote is required by express provision of law, the Certificate of Incorporation or these Bylaws.

      All voting, including on the election of directors, but excepting where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or his or her proxy, a vote by ballot shall be taken. Each ballot shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. The corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The corporation may designate one or more persons as an alternate inspector to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability.

      1.10 Notice of Stockholder Business.

      (a) At an annual or special meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) properly brought before the meeting by or at the direction of the Board of Directors, or (iii) properly brought before an annual meeting by a stockholder of record. For business to be properly brought before an annual meeting by a stockholder, it must be a proper matter for stockholder action under the Delaware General Corporation Law, and the stockholder must have given timely notice thereof in writing to the Secretary of the corporation and if the stockholder, or the beneficial owner on whose behalf any such proposal is made, has provided the corporation with a Solicitation Notice, as that term is defined in subclause (v) of paragraph (b), such stockholder or beneficial owner must have delivered a proxy statement and form of proxy to holders of at least the percentage of the corporation's voting shares required under applicable law to carry any such proposal, and must have included in such materials the Solicitation Notice, and if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such business must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this section. To be timely, a stockholder proposal to be presented at an annual meeting shall be received at the corporation's principal executive offices not less than 120 calendar days in advance of the first anniversary of the date that the corporation's (or the corporation's predecessor's) proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting is more than 30 days earlier than the date contemplated at the time of the previous year's proxy statement, notice by the stockholders to be timely must be received not later than the close of business on the 10th day following the day on which the date of the annual meeting is publicly announced. "Public announcement" for purposes hereof shall have the meaning set forth in Article II, Section 2.15(c) of these Bylaws. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

      (b) A stockholder's notice to the Secretary of the corporation shall set forth as to each matter the stockholder proposes to bring before the annual or special meeting (i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and address of the stockholder proposing such business and of the beneficial owner, if any, on whose behalf the business is being brought, (iii) the class and number of shares of the corporation which are owned beneficially and of record by the stockholder and such other beneficial owner, and (iv) any material interest of the stockholder and such other beneficial owner in such business and (v) whether such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the corporation's voting shares required under applicable law to carry the proposal (an affirmative statement of such intent being referred to in this Section 1.10 as a "Solicitation Notice").

      (c) Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

      1.11 Conduct of Business. At every meeting of the stockholders, the Chairman of the Board, or, in his or her absence, the President, or, in his or her absence, such other person as may be appointed by the Board of Directors, shall act as chairman. The Secretary of the corporation or a person designated by the chairman of the meeting shall act as secretary of the meeting. Unless otherwise approved by the chairman of the meeting, attendance at the stockholders' meeting is restricted to stockholders of record, persons authorized in accordance with Section 1.8 of these Bylaws to act by proxy, and officers of the corporation.

      The chairman of the meeting shall call the meeting to order, establish the agenda, and conduct the business of the meeting in accordance therewith or, at the chairman's discretion, it may be conducted otherwise in accordance with the wishes of the stockholders in attendance. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

      The chairman shall also conduct the meeting in an orderly manner, rule on the precedence of, and procedure on, motions and other procedural matters, and exercise discretion with respect to such procedural matters with fairness and good faith toward all those entitled to take part. Without limiting the foregoing, the chairman may (a) restrict attendance at any time to bona fide stockholders of record and their proxies and other persons in attendance at the invitation of the presiding officer or Board of Directors, (b) restrict use of audio or video recording devices at the meeting, and (c) impose reasonable limits on the amount of time taken up at the meeting on discussion in general or on remarks by any one stockholder. Should any person in attendance become unruly or obstruct the meeting proceedings, the chairman shall have the power to have such person removed from the meeting. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 1.11 and Section 1.10 above. The chairman of a meeting may determine and declare to the meeting that any proposed item of business was not brought before the meeting in accordance with the provisions of this Section 1.11 and Section 1.10, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

      1.12 Stockholder Action Without Meeting. Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the actions so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the Secretary of the corporation and shall be maintained in the corporate records. Prompt notice of the taking of a corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

      An electronic transmission consenting to an action to be taken and transmitted by a stockholder, or by a proxy holder or other person authorized to act for a stockholder, shall be deemed to be written, signed and dated for the purpose of this Section 1.12, provided that such electronic transmission sets forth or is delivered with information from which the corporation can determine (i) that the electronic transmission was transmitted by the stockholder or by a person authorized to act for the stockholder and (ii) the date on which such stockholder or authorized person transmitted such electronic transmission. The date on which such electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the books in which proceedings of meetings of stockholders are recorded.

      1.13 Meetings by Remote Communication. If authorized by the Board of Directors, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication, participate in the meeting and be deemed present in person and vote at the meeting, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (ii) the corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

ARTICLE II
BOARD OF DIRECTORS

      2.1 General Powers. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law or the Certificate of Incorporation. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.

     2.2 Number and Term of Office. Subject to the rights of the holders of any series of preferred stock to elect directors under specified circumstances, the number of directors shall be a minimum of one (1) and a maximum of twelve (12) as shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). All directors shall hold office until the expiration of the term for which elected and until their respective successors are elected, except in the case of the death, resignation or removal of any director. At each annual meeting of stockholders, commencing with the first annual meeting held after the Effective Date, (i) directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified, and (ii) if authorized by a resolution of the Board of Directors, directors may be elected to fill any vacancy on the Board of Directors, regardless of how such vacancy shall have been created.

      2.3 Vacancies and Newly Created Directorships. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification or other cause (including removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), or by the sole remaining director, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires or until such director's successor shall have been duly elected and qualified. No decrease in the number of authorized directors shall shorten the term of any incumbent director.

      2.4 Resignation. Any director may resign by delivering notice in writing or by electronic transmission to the President, Chairman of the Board or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

     2.5 Removal. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, with or without cause, by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class. Vacancies in the Board of Directors resulting from such removal may be filled by a majority of the directors then in office, though less than a quorum, or by the sole remaining director. Directors so chosen shall hold office until the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires.

     2.6 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Delaware, as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

     2.7 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President or two or more directors and may be held at any time and place, within or without the State of Delaware.

      2.8 Notice of Special Meetings. Notice of any special meeting of directors shall be given to each director by whom it is not waived by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director by (i) giving notice to such director in person or by telephone, electronic transmission or voice message system at least 24 hours in advance of the meeting, (ii) sending a facsimile to his last known facsimile number, or delivering written notice by hand to his last known business or home address, at least 24 hours in advance of the meeting, or (iii) mailing written notice to his last known business or home address at least three days in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

      2.9 Participation in Meetings by Telephone Conference Calls or Other Methods of Communication. Directors or any members of any committee designated by the directors may participate in a meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

      2.10 Quorum. A majority of the total number of authorized directors shall constitute a quorum at any meeting of the Board of Directors. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or at a meeting of a committee which authorizes a particular contract or transaction.

      2.11 Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law, the Certificate of Incorporation or these Bylaws.

      2.12 Action by Written Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting if all members of the Board or committee, as the case may be, consent to the action in writing or by electronic transmission, and the writings or electronic transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

      2.13 Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation, with such lawfully delegated powers and duties as it therefor confers, to serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the Delaware General Corporation Law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these Bylaws for the Board of Directors.

     2.14 Compensation of Directors. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

     2.15 Nomination of Director Candidates. Subject to the rights of holders of any class or series of Preferred Stock then outstanding, nominations for the election of Directors may be made by (i) the Board of Directors or a duly authorized committee thereof or (ii) any stockholder entitled to vote in the election of Directors.

      2.16 Nomination of Director Candidates.

      (a) Subject to the rights of holders of any class or series of Preferred Stock then outstanding, nominations for the election of Directors at an annual meeting may be made by (i) the Board of Directors or a duly authorized committee thereof or (ii) any stockholder entitled to vote in the election of Directors generally who complies with the procedures set forth in this Bylaw and who is a stockholder of record at the time notice is delivered to the Secretary of the corporation. Any stockholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at an annual meeting only if timely notice of such stockholder's intent to make such nomination or nominations has been given in writing to the Secretary of the corporation and if the stockholder, or the beneficial owner on whose behalf any such nomination is made, has provided the corporation with a Solicitation Notice, as that term is defined in subclause (vii) of this paragraph, such stockholder or beneficial owner must have delivered a proxy statement and form of proxy to holders of a percentage of the corporation's voting shares reasonably believed by such stockholder or beneficial holder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must have included in such materials the Solicitation Notice, and if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this section. To be timely, a stockholder nomination for a director to be elected at an annual meeting shall be received at the corporation's principal executive offices not less than 120 calendar days in advance of the first anniversary of the date that the corporation's (or the corporation's predecessor's) proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholders to be timely must be received not later than the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made. Each such notice shall set forth: (i) the name and address of the stockholder who intends to make the nomination, of the beneficial owner, if any, on whose behalf the nomination is being made and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote for the election of Directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder or such beneficial owner and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; (v) the consent of each nominee to serve as a director of the corporation if so elected; (vi) the class and number of shares of the corporation that are owned beneficially and of record by such stockholder and such beneficial owner; and (vii) whether such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the corporation's voting shares to elect such nominee or nominees (an affirmative statement of such intent being referred to in this Section 2.15 as a "Solicitation Notice"). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above. Notwithstanding the third sentence of this Section 2.15(a), in the event that the number of Directors to be elected at an annual meeting is increased and there is no public announcement by the corporation naming the nominees for the additional directorships at least 130 days prior to the first anniversary of the date that the corporation's (or its predecessor's) proxy statement was released to stockholders in connection with the previous year's annual meeting, a stockholder's notice required by this Section 2.15(a) shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.

      (b) Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation's notice of meeting by (i) or at the direction of the Board of Directors or a committee thereof or (ii) any stockholder of the corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Bylaw and who is a stockholder of record at the time such notice is delivered to the Secretary of the corporation. In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as are specified in the corporation's notice of meeting, if the stockholder's notice as required by paragraph (a) of this Bylaw shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 70th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

      (c) For purposes of these Bylaws, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

      (d) Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

      (e) Only persons nominated in accordance with the procedures set forth in this Section 2.15 shall be eligible to serve as directors. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (a) to determine whether a nomination was made in accordance with the procedures set forth in this Section 2.15 and (b) if any proposed nomination was not made in compliance with this Section 2.15, to declare that such nomination shall be disregarded.

      (f) If the chairman of the meeting for the election of Directors determines that a nomination of any candidate for election as a Director at such meeting was not made in accordance with the applicable provisions of this Section 2.15, such nomination shall be void; provided, however, that nothing in this Section 2.15 shall be deemed to limit any voting rights upon the occurrence of dividend arrearages provided to holders of Preferred Stock pursuant to the Preferred Stock designation for any series of Preferred Stock.

ARTICLE III
OFFICERS

      3.1 Enumeration. The officers of the corporation shall consist of a Chief Executive Officer, a President, a Secretary, a Treasurer, a Chief Financial Officer and such other officers with such other titles as the Board of Directors shall determine, including, at the discretion of the Board of Directors, a Chairman of the Board and one or more Vice Presidents and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate.

      3.2 Election. Officers shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Officers may be appointed by the Board of Directors at any other meeting.

      3.3 Qualification. No officer need be a stockholder. Any two or more offices may be held by the same person.

      3.4 Tenure. Except as otherwise provided by law, by the Certificate of Incorporation or by these Bylaws, each officer shall hold office until his successor is elected and qualified, unless a different term is specified in the vote appointing him, or until his earlier death, resignation or removal.

      3.5 Resignation and Removal. Any officer may resign by delivering his written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. Any officer elected by the Board of Directors may be removed at any time, with or without cause, by the Board of Directors.

      3.6 Chairman of the Board. The Board of Directors may appoint a Chairman of the Board. If the Board of Directors appoints a Chairman of the Board, he shall perform such duties and possess such powers as are assigned to him by the Board of Directors. Unless otherwise provided by the Board of Directors, he shall preside at all meetings of the Board of Directors.

      3.7 Chief Executive Officer. The Chief Executive Officer of the corporation shall, subject to the direction of the Board of Directors, have general supervision, direction and control of the business and the officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence or nonexistence of a Chairman of the Board, at all meetings of the Board of Directors. He shall have the general powers and duties of management usually vested in the chief executive officer of a corporation, including general supervision, direction and control of the business and supervision of other officers of the corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

      3.8 President. Subject to the direction of the Board of Directors and such supervisory powers as may be given by these Bylaws or the Board of Directors to the Chairman of the Board or the Chief Executive Officer, if such titles be held by other officers, the President shall have general supervision, direction and control of the business and supervision of other officers of the corporation. Unless otherwise designated by the Board of Directors, the President shall be the Chief Executive Officer of the corporation. The President shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws. He or she shall have power to sign stock certificates, contracts and other instruments of the corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the corporation, other than the Chairman of the Board and the Chief Executive Officer.

      3.9 Vice Presidents. Any Vice President shall perform such duties and possess such powers as the Board of Directors or the President may from time to time prescribe. In the event of the absence, inability or refusal to act of the President, the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the President and when so performing shall have at the powers of and be subject to all the restrictions upon the President. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

      3.10 Secretary and Assistant Secretaries. The Secretary shall perform such duties and shall have such powers as the Board of Directors or the President may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the Secretary, including, without limitation, the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to keep a record of the proceedings of all meetings of stockholders and the Board of Directors, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

      Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer, the President or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

      In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary secretary to keep a record of the meeting.

      3.11 Treasurer. The Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation, the duty and power to keep and be responsible for all funds and securities of the corporation, to maintain the financial records of the corporation, to deposit funds of the corporation in depositories as authorized, to disburse such funds as authorized, to make proper accounts of such funds, and to render as required by the Board of Directors accounts of all such transactions and of the financial condition of the corporation.

      3.12 Chief Financial Officer. The Chief Financial Officer shall perform such duties and shall have such powers as may from time to time be assigned to him by the Board of Directors, the Chief Executive Officer or the President. Unless otherwise designated by the Board of Directors, the Chief Financial Officer shall be the Treasurer of the corporation.

      3.13 Salaries. Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

      3.14 Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

ARTICLE IV
CAPITAL STOCK

      4.1 Issuance of Stock. Subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any unissued balance of the authorized capital stock of the corporation held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such consideration and on such terms as the Board of Directors may determine.

      4.2 Certificates of Stock. Every holder of stock of the corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by him in the corporation. Each such certificate shall be signed by, or in the name of the corporation by, the Chairman or Vice Chairman, if any, of the Board of Directors, or the President or a Vice President, and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile.

      Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, the Bylaws, applicable securities laws or any agreement among any number of stockholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

      4.3 Transfers. Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, the Certificate of Incorporation or the Bylaws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these Bylaws.

      4.4 Lost, Stolen or Destroyed Certificates. The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen, or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar.

      4.5 Record Date. The Board of Directors may fix in advance a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, concession or exchange of stock, or for the purpose of any other lawful action. Such record date shall not precede the date on which the resolution fixing the record date is adopted and shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action to which such record date relates.

      If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action by the Board of Directors is necessary shall be the day on which the first written consent is expressed. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

      A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

ARTICLE V
GENERAL PROVISIONS

      5.1 Fiscal Year. The fiscal year of the corporation shall be as fixed by the Board of Directors.

      5.2 Corporate Seal. The corporate seal shall be in such form as shall be approved by the Board of Directors.

      5.3 Waiver of Notice. Whenever any notice whatsoever is required to be given by law, by the Certificate of Incorporation or by these Bylaws, a waiver of such notice either in writing signed by the person entitled to such notice or such person's duly authorized attorney, or by electronic transmission or any other method permitted under the Delaware General Corporation Law, whether before, at or after the time stated in such waiver, or the appearance of such person or persons at such meeting in person or by proxy, shall be deemed equivalent to such notice. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the sole purpose of objecting to the timeliness of notice.

      5.4 Actions with Respect to Securities of Other Corporations. Except as the Board of Directors may otherwise designate, the Chief Executive Officer or President or any officer of the corporation authorized by the Chief Executive Officer or President shall have the power to vote and otherwise act on behalf of the corporation, in person or proxy, and may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact to this corporation (with or without power of substitution) at any meeting of stockholders or stockholders (or with respect to any action of stockholders) of any other corporation or organization, the securities of which may be held by this corporation and otherwise to exercise any and all rights and powers which this corporation may possess by reason of this corporation's ownership of securities in such other corporation or other organization.

      5.5 Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

      5.6 Certificate of Incorporation. All references in these Bylaws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.

      5.7 Severability. Any determination that any provision of these Bylaws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these Bylaws.

      5.8 Pronouns. All pronouns used in these Bylaws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

      5.9 Notices. Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, or by sending such notice by commercial courier service, or by facsimile or other electronic transmission, provided that notice to stockholders by electronic transmission shall be given in the manner provided in Section 232 of the Delaware General Corporation Law. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at his or her last known address as the same appears on the books of the corporation. The time when such notice shall be deemed to be given shall be the time such notice is received by such stockholder, director, officer, employee or agent, or by any person accepting such notice on behalf of such person, if delivered by hand, facsimile, other electronic transmission or commercial courier service, or the time such notice is dispatched, if delivered through the mails. Without limiting the manner by which notice otherwise may be given effectively, notice to any stockholder shall be deemed given: (1) if by facsimile, when directed to a number at which the stockholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (2) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; (4) if by any other form of electronic transmission, when directed to the stockholder; and (5) if by mail, when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the corporation.

      5.10 Reliance Upon Books, Reports and Records. Each director, each member of any committee designated by the Board of Directors, and each officer of the corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or other records of the corporation as provided by law, including reports made to the corporation by any of its officers, by an independent certified public accountant, or by an appraiser selected with reasonable care.

      5.11 Time Periods. In applying any provision of these Bylaws which require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

      5.12 Facsimile Signatures. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

      5.13 Annual Report. For so long as the corporation has fewer than 100 holders of record of its shares, the mandatory requirement of an annual report under Section 1501 of the California Corporations Code is hereby expressly waived.

ARTICLE VI
AMENDMENTS

      6.1 By the Board of Directors. Except as is otherwise set forth in these Bylaws, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present.

      6.2 By the Stockholders. Notwithstanding any other provision of these Bylaws or any provision of law which might permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the corporation required by law, these Bylaws or with respect to any preferred stock, the affirmative vote of the holders of at least 66 2/3 % of the voting power of all of the shares of capital stock of the corporation issued and outstanding and entitled to vote generally in any election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of these Bylaws. Such vote may be held at any annual meeting of stockholders, or at any special meeting of stockholders provided that notice of such alteration, amendment, repeal or adoption of new Bylaws shall have been stated in the notice of such special meeting.

ARTICLE VII
INDEMNIFICATION OF DIRECTORS AND OFFICERS

      7.1 Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative ("proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, or as a controlling person of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director or officer, or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said Law permitted the corporation to provide prior to such amendment) against all expenses, liability and loss reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in Section 7.2 of this Article VII, the corporation shall indemnify any such person seeking indemnity in connection with a proceeding (or part thereof) initiated by such person only if (a) such indemnification is expressly required to be made by law, (b) the proceeding (or part thereof) was authorized by the Board of Directors of the corporation, (c) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Delaware General Corporation Law, or (d) the proceeding (or part thereof) is brought to establish or enforce a right to indemnification or advancement under an indemnity agreement or any other statute or law or otherwise as required under Section 145 of the Delaware General Corporation Law. The rights hereunder shall be contract rights and shall include the right to be paid expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that the payment of such expenses incurred by a director or officer of the corporation in his or her capacity as a director or officer (and not in any other capacity in which service was or is tendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of such proceeding shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately by final judicial decision from which there is no further right to appeal that such director or officer is not entitled to be indemnified under this Section or otherwise.

      7.2 Right of Claimant to Bring Suit. If a claim under Section 7.1 is not paid in full by the corporation within 60 days after a written claim has been received by the corporation, or 20 days in the case of a claim for advancement of expenses, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if such suit is not frivolous or brought in bad faith, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to this corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the corporation shall be entitled to recover such expenses upon a final judicial decision from which there is no further right to appeal that the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, shall be on the corporation.

      7.3 Indemnification of Employees and Agents. The corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of related expenses, to any employee or agent of the corporation to the fullest extent of the provisions of this Article with respect to the indemnification of and advancement of expenses to directors and officers of the corporation.

      7.4 Non-Exclusivity of Rights. The rights conferred on any person in this Article VII shall not be exclusive of any other right which such persons may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

      7.5 Indemnification Contracts. The Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the corporation, or any person serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this Article VII.

      7.6 Insurance. The corporation may maintain insurance to the extent reasonably available, at its expense, to protect itself and any such director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

      7.7 Effect of Amendment. Any amendment, repeal or modification of any provision of this Article VII shall not adversely affect any right or protection of an indemnitee or his successor existing at the time of such amendment, repeal or modification.

CERTIFICATE OF SECRETARY
OF
TRUSTCASH HOLDINGS, INC.
(a Delaware corporation)

      I, Kent Carasquero, the Secretary of Trustcash Holdings, Inc., a Delaware corporation (the "Corporation"), hereby certify that the Bylaws to which this Certificate is attached are the Bylaws of the Corporation.

      Executed effective on the____ day of April, 2007.

Kent Carasquero, President, Secretary